SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2005

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On February 7, 2005, Otter Tail Corporation issued a press release announcing 2004 earnings, a dividend increase and 2005 expectations, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits

99.1	Press Release issued February 7, 2005

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2005	OTTER TAIL CORPORATION
	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated February 7, 2005

3